RECEIVABLES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Receivables [Abstract]
RECEIVABLES

NOTE 6 – RECEIVABLES

Receivables consist of the following (in thousands):

	June 30, 2013	December 31, 2012
Receivables – current
Accounts receivable – trade	$9,664	$8,701
Refundable income tax	1,807	9,331
Refundable value added tax	48,186	40,020
Accounts receivable – other	4,950	4,386

	$64,607	$62,438

Receivables – non-current
Refundable value added tax	$38,539	$48,767

Trade receivables and other receivable balances are reported at outstanding principal amounts, net of an allowance for doubtful accounts. Management evaluates the collectability of receivable account balances to determine the allowance, if any. There were no allowances against receivable balances at June 30, 2013 or December 31, 2012.

NOTE 10 – RECEIVABLES

Receivables consist of the following (in thousands):

	December 31, 2012	December 31, 2011
Receivables – current portion
Accounts receivable – trade	$8,701	$14,366
Refundable income tax	9,331	11,480
Refundable value added tax	40,020	52,968
Accounts receivable – other	4,386	4,683

	$62,438	$83,497

Receivables – non-current portion
Refundable value added tax	$48,767	$40,314

Trade receivables and other receivable balances are reported at outstanding principal amounts, net of an allowance for doubtful accounts. Management evaluates the collectability of receivable account balances to determine the allowance, if any. There were no allowances against receivable balances at December 31, 2012 or December 31, 2011.

Taxes paid to foreign governments that are refundable to the Company are classified as “Refundable value added tax” at the face value of the amount of the tax refund due. Refunds expected to be received in the next twelve months are classified as “current” and amounts that are expected to be received after twelve months are classified as “non-current”.